  Annual Meeting of ShareholdersCandler, North CarolinaMay 22, 2014NASDAQ | ASBB  Exhibit 99.1  Exhibit 99.1

 This presentation, as well as other written communications made from time to time by the Company and its subsidiaries and oral communications made from time to time by authorized officers of the Company, may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (the PSLRA). Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.The Company cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; and other economic, competitive, governmental, regulatory and technological factors affecting the Company’s operations, pricing, products and services and other factors that may be described in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission. The forward-looking statements are made as of the date of this presentation, and, except as may be required by applicable law or regulation, the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.  NASDAQ | ASBB  Forward-Looking Statements  | *

# Overview

- Introduction
  - Profile and Executive Management
  - Market Area and Geographic Footprint
- Financial Performance
  - Stock Information
  - Selected Balance Sheet Data
  - Selected Income Statement Data
- Competitive Environment
  - Deposit Market Share
- Strategic Vision

NASDAQ | ASBB



| 3

NASDAQ | ASBB  Introduction  | *

 Headquartered in Asheville, North CarolinaCommunity bank founded in 1936 with total assets of $748 million13 offices in 5 Western North Carolina counties166 full-time equivalent employees Converted from the mutual form of ownership on October 11, 2011  NASDAQ | ASBB  Profile  | *

 NASDAQ | ASBB  Executive Management  | *    Role  Years in Banking  Suzanne DeFerie   President & Chief Executive Officer  22 years  Kirby Tyndall   Executive Vice President & Chief Financial Officer  24 years  David Kozak   Executive Vice President & Chief Lending Officer  29 years  Fred Martin   Executive Vice President & Chief Information Officer  19 years  Vikki Bailey   Executive Vice President & Chief Retail Officer  37 years

 Asheville Metro population: 434,391 (2013 estimate)March 2014 Metro Unemployment: 5.2% (tied for 2nd lowest of NC MSAs)Down from 6.8% last year and our high of 9.2% in June 2009NC current rate is 6.3%, down from 8.5% last yearAverage Home Price (YTD Avg. 2014): $257,445Up 7.4% year over yearMedian Income: $43,347 (2012)Diverse Economic Drivers: TourismHealthcareGovernmentRecreationLight ManufacturingHospitality and Service  | *  NASDAQ | ASBB  Attractive Market Area

 NASDAQ | ASBB  Financial Performance  | *

 As of March 31, 2014    NASDAQ Global Market   ASBB  Closing price  $17.75  Book value per share  $20.53  Price to book value  86%  Shares outstanding   4,964,611 shares  Shares repurchased (Jan 1, 2013 ‒ Mar 31, 2014)  619,940 shares  NASDAQ | ASBB  Stock Information  | *

 NASDAQ | ASBB  Change in Stock Price  | *  Source: SNL Financial

 NASDAQ | ASBB  Balance Sheet — Assets  | *  Composition, As of March 31, 2014 ($ millions)

 NASDAQ | ASBB  Balance Sheet — Liabilities & Equity  | *  Composition, As of March 31, 2014 ($ millions)

 NASDAQ | ASBB  Balance Sheet — Loans  | *  Composition, As of March 31, 2014 ($ millions)

 NASDAQ | ASBB  Balance Sheet — Total Loans  | *

 NASDAQ | ASBB  Balance Sheet — Asset Quality  | *  Nonperforming Assets, Trailing Five Quarters  *  * Includes the largest foreclosed property with an adjusted recorded amount of $8.2 million that is being marketed ( please visit http://lookingglassbrevard.com/community/french-broad-place-condominiums )

 NASDAQ | ASBB  Balance Sheet — Asset Quality  | *  Loans Delinquent 31 Days or More, Trailing Five Quarters ($ millions)

 NASDAQ | ASBB  Balance Sheet — Deposits  | *  Core Deposits*$423.6 72%  Composition, As of March 31, 2013 ($ millions)  * ASBB defines core deposits as demand, savings and money market deposits and excludes all certificates of deposits — retail, jumbo and brokered.

 NASDAQ | ASBB  Balance Sheet—Core Deposits*  | *  * ASBB defines core deposits as demand, savings and money market deposits and excludes all certificates of deposits — retail, jumbo and brokered.   Trailing Five Quarters ($ millions)

 NASDAQ | ASBB  Balance Sheet — Regulatory Capital  | *  Trailing Five Quarters

 NASDAQ | ASBB  Per Share Data  | *  Earnings (Loss) Per Share, Trailing Five Quarters

 NASDAQ | ASBB  Per Share Data  | *  Tangible Book Value Per Share, Trailing Five Quarters

 NASDAQ | ASBB  Income Statement Trends  | *  Net Income (Loss), Trailing Five Quarters ($ thousands)

 NASDAQ | ASBB  Income Statement Trends  | *  Year EndedDecember 31,  Net Income(Loss)  AverageAssets  ReturnOn Assets  AverageEquity  ReturnOn Equity  2013   $ 1,454   $ 751,486   0.19%   $ 105,941   1.37%  2012   862   781,666   0.11%   116,208   0.74%  2011*   1,187   766,149   0.15%   82,151   1.44%  2010   (9,458)   759,576   -1.25%   72,684   -13.01%  2009   1,531   731,351   0.21%   71,555   2.14%  2008   2,432   663,126   0.37%   73,018   3.33%  2007   4,692   628,475   0.75%   70,029   6.70%  2006   5,263   583,460   0.90%   64,937   8.10%  2005   5,806   558,296   1.04%   59,475   9.76%  2004   4,366   517,354   0.84%   54,164   8.06%  Ten-Year History – Income (Loss), ROA, ROE ($ thousands)  * Converted to a stock savings bank from a mutual savings bank on October 11, 2011.

 NASDAQ | ASBB  Income Statement Trends  | *  Earning Asset Yield, Cost of Funds and Net Interest MarginTrailing Five Quarters

 NASDAQ | ASBB  Income Statement Trends  | *  Noninterest Income, Trailing Five Quarters ($ thousands)

 NASDAQ | ASBB  Income Statement Trends  | *  Noninterest Expenses, Trailing Five Quarters ($ thousands)

 NASDAQ | ASBB  Competitive Environment  | *

 NASDAQ | ASBB  Deposit Market Share – June 30, 2013  | *  Institution  #Br  Deposits($ millions)  MarketShare  Institution  #Br  Deposits($ millions)  MarketShare  First Citizens Bank 1  28  $ 1,704  25.0%  Capital Bank (FL)  4  $ 135  2.0%  Wells Fargo Bank (SD)  17  1,398  20.5%  United Cmty (GA)  5  129  1.9%  Asheville Savings   13  590  8.6%  Forest Commercial 2  2  114  1.7%  HomeTrust Bank  6  463  6.8%  Bank of N Carolina  3  94  1.4%  Bank of America  10  441  6.5%  First Bank  4  87  1.3%  SunTrust Bank (GA)  11  427  6.3%  Fifth Third Bank (OH)  4  68  1.0%  BB&T  8  426  6.2%  Black Mtn Savings  1  31  0.4%  TD Bank (DE)  10  332  4.9%  Capital Bank (MD) 3  1  14  0.2%  PNC Bank (DE)  8  202  2.9%  Woodforest Natl  3  3  0.0%  Macon Bank  3  162  2.4%                  Institutions: 19  141  $ 6,820  100.0%  Markets are Buncombe, Henderson, Madison, McDowell & Transylvania Counties  1 Includes Mountain 1st acquisition. 2 Acquired by Carolina Alliance (SC). 3 Includes Pisgah Community assumption.   Source: FDIC Summary of Deposit Data

 NASDAQ | ASBB  | *  Markets are Buncombe, Henderson, Madison, McDowell & Transylvania CountiesJune 30 ($ millions)  Deposit Market Share – 2012 vs. 2013  Source: FDIC Summary of Deposit Data

 NASDAQ | ASBB  Strategic Vision  | *

 Cultivate sustainable, superior performance by focusing on the following primary areas:Smart asset growth funded by core depositsGrowth of commercial lending and expansion of commercial banking relationshipsEnhancement of net interest income (loan growth)Growth of noninterest income (mortgage banking and investment services)Increase efficiencies and productivityFurther reduction of nonperforming assets  NASDAQ | ASBB  Strategic Vision  | *

 Evaluation of capital management strategies, such as share repurchases and cash dividendsCompleted two 5% share repurchases in 2013 totaling $9.1 million, or 544,494 shares, at an average cost of $16.79 per shareAnnounced a 5% share repurchase January, 31, 2014 and through March 31, 2014, repurchased $1.3 million, or 75,446 shares, at an average cost of $17.70 per shareAdditional share repurchase decisions will consider capital needs, price and volume of sharesCash dividend decisions will consider sustainable current earnings and other alternative uses of capital, such as share repurchases  NASDAQ | ASBB  Strategic Vision (continued)  | *

 Corporate governance and risk management practicesEmployee Development Commitment to Community  NASDAQ | ASBB  Strategic Vision (continued)  | *

 NASDAQ | ASBB